Exhibit 10.86

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT FOR SIENNA BAY

            This First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of October 8, 2009 between CCIP/3 SANDPIPER, LLC, a Delaware limited liability company ("Seller") and DT GROUP DEVELOPMENT, INC., a California Corporation (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 14, 2009, with respect to the sale of certain property described therein (the “Contract”); and

            WHEREAS, Seller and Purchaser desire to amend certain provisions of the Contract as hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Adjournment of Closing Date. Section 5.1.2 of the Contract is hereby deleted in its entirety.  Seller and Purchaser hereby agree that the Closing Date is adjourned to November 12, 2009.

3.      Additional Deposits.  (a)    The definition of “Non-refundable Deposit” set forth on Schedule 1 of the Contract is hereby modified to mean “a portion of the Deposit equal to $175,000”.

                        (b)  On or prior to October 15, 2009 Purchaser shall deliver to the Escrow Agent an additional deposit of $124,000 (the “First Additional Deposit”).  One half of the First Additional Deposit (i.e. $62,000) shall be added to and become a part of the Non-refundable Deposit (i.e. the Non-refundable Deposit shall then mean and be equal to $237,000).

                        (c)  On or prior to October 20, 2009 Purchaser shall deliver to the Escrow Agent a second additional deposit of $93,000 (the “Second Additional Deposit”).

                        (d)  The definition of “Deposit” set forth on Schedule 1 of the Contract is hereby modified to mean “to the extent actually deposited by Purchaser with the Escrow Agent, the Initial Deposit, the First Additional Deposit, the Second Additional Deposit, and the Adjournment Deposit”.

4.      Loan Assumption Approval Period.  The Loan Assumption Approval Period, set forth in Section 4.7.9 of the Contract, is hereby extended to November 10, 2009.

5.      Purchaser’s Adjournment Right.  Section 5.1.3 of the Contract is hereby deleted in its entirety, and the following is hereby substituted in lieu thereof:

            “Provided that Purchaser has timely deposited the First Additional Deposit and the Second Additional Deposit, then Purchaser shall have the right, by delivering written notice (“Purchaser’s Adjournment Notice”) to Seller not later than November 10, 2009, to adjourn the Closing Date to a Business Day not later than December 14, 2009, provided that Purchaser shall, concurrently with the delivery of Purchaser’s  Adjournment Notice, deliver to Escrow Agent an additional deposit of $250,000 (the “Adjournment Deposit”).  The Adjournment Deposit shall be deemed to be part of the Deposit.”

6.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CCIP/3 SANDPIPER, LLC, a Delaware limited liability company

By:    CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP, a Delaware limited partnership, its member

By:    CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

DT GROUP DEVELOPMENT, INC, a California corporation

By:  /s/Dan Markel
Name:  Dan Markel
Title:  President and CEO